SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ] Soliciting Material Pursuant to (section) 240.14a-11(c) or (section) 240.14a-12

                 FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant )

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                 FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION
                               2021 RESEARCH DRIVE

                            ANNAPOLIS, MARYLAND 21401

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 20, 1998

To the Stockholders of Forensic Technologies International Corporation:

     Notice is hereby given that the Annual Meeting of Stockholders of Forensic Technologies International Corporation (the "Company") will be held at the Loews Annapolis Hotel, 126 West Street, Annapolis, Maryland, on Wednesday, May 20, 1998, at 9:30 a.m., local time, to consider and act upon the following matters:

          1.   To elect two (2) Class II Directors, each for a three-year term.

          2. To approve the amendment to the Company's charter changing the name of the Company to FTI Consulting, Inc.

          3. To approve, ratify and confirm the amendment of the 1997 Stock Option Plan of the Company.

          4. To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending 1998.

          5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Accompanying this notice is a Proxy Statement and a Proxy Card. Whether or not you expect to be present at the Annual Meeting, please sign and date the Proxy Card and return it in the enclosed postage-prepaid, self-addressed envelope provided for that purpose prior to the date of the Annual Meeting. April 3, 1998 was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Only stockholders of record at the close of business on April 3, 1998, will be entitled to vote at the Annual Meeting.

     If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy.

                                        By Order of the Board of Directors,

                                        Gary Sindler, Secretary

Annapolis, Maryland
April 25 , 1998

                 FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION
                               2021 RESEARCH DRIVE
                            ANNAPOLIS, MARYLAND 21401

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 20, 1998

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Forensic Technologies International Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on May 20, 1998, at 9:30 a.m. at the Loews Annapolis Hotel, 126 West Street, Annapolis, Maryland, and at any adjournments or postponements of that meeting (the "Meeting"). All proxies will be voted in accordance with the instructions contained in them. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting and this Proxy Statement. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation to the Secretary of the Company, by executing and delivering a subsequent dated proxy or by attendance at the Meeting in person.

     The Company's Annual Report for the fiscal year ended December 31, 1997, is being mailed to stockholders with the mailing of this Notice and Proxy Statement beginning on or about April 25, 1998.

     At the Meeting, the stockholders of the Company at the close of business on April 3, 1998 (the "Record Date"), will be asked to consider and act upon the following matters: (i) to elect two (2) Class II Directors, each for a three-year term; (ii) to approve the amendment to the Company's charter changing the name of the Company to FTI Consulting, Inc.; (iii) to approve, ratify and confirm the amendment of the 1997 Stock Option Plan of the Company; (iv) to ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending 1998; and (v) to transact such other business as may properly come before the Meeting or any adjournments thereof. The matters on which the stockholders are being asked to vote are referred to in this Proxy Statement as the "proposals."

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR APPROVAL OF EACH OF THE OTHER PROPOSALS.

     Information regarding the persons nominated as directors and regarding each of the other proposals and the reasons for the proposals is set forth in this Proxy Statement, as well as certain other information regarding the Company. Stockholders are encouraged to read this Proxy Statement in its entirety before determining how to vote on the proposals.

     The principal executive offices of the Company are located at 2021 Research Drive, Annapolis, Maryland 21401 and its telephone number is (410) 224-8770. Stockholders with questions regarding the matters described herein may contact Gary Sindler, Secretary of the Company at (410) 224-8770.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     The close of business on April 3, 1998 has been fixed by the Company's Board of Directors as the Record Date for determination of stockholders entitled to vote at the Meeting. On the Record Date there were outstanding and entitled to vote an aggregate of 4,733,201 shares of common stock, $.01 par value per share ("Common Stock"), of the Company. Each share is entitled to one vote. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting (2,366,601 votes) is necessary to constitute a quorum. The affirmative vote of a majority of all the votes cast at the Meeting will constitute stockholder approval of each of the proposals II, III and IV. The affirmative vote of a plurality of votes cast at the Meeting will constitute stockholder approval of the election of the nominees for Class II Directors of the Company. With respect to the election of directors and each of the proposals, each share of Common Stock is entitled to one vote.

     All proxies submitted on the enclosed form of proxy that are properly executed and returned to the Company prior to commencement of voting at the Meeting will be voted at the Meeting or any adjournment or postponement thereof in accordance with the instructions thereon. The Company has named Joseph R. Reynolds, Jr. and James A. Flick, Jr., or either of them, as attorneys-in-fact on the proxy cards. All executed but unmarked proxies will be voted FOR the Board's nominees for director and FOR approval of the other proposals. Any proxy may be revoked by any stockholder who attends the Meeting and gives notice of his or her intention to vote in person without compliance with any other formalities. In addition, any stockholder of the Company may revoke a proxy at any time before it is voted by executing and delivering a subsequent dated proxy, attendance at the meeting in person or delivering a written notice stating that the proxy is revoked to the Company at 2021 Research Drive, Annapolis, Maryland 21401, attention: Gary Sindler, Secretary. Shares of Common Stock represented in person or by proxy at the Meeting will be tabulated by the persons appointed by the Chairman of the Meeting to act as inspectors of election at the Meeting, whose tabulation will determine whether or not a quorum is present. Abstentions and brokers' nonvotes will not be counted as votes cast at the Meeting for purposes of determining the presence of a quorum with respect to any proposal and the approval of proposals II, III and IV. With respect to the election of directors, votes may only be cast "for" the election of a director.

     The Board of Directors and Management of the Company do not know of any matters other than those set forth herein that may come before the Meeting. If any other matters are properly presented to the Meeting for action, it is intended that the persons named in the proxy will vote in accordance with their best judgment on such matters.

     The expense of preparing and printing this Proxy Statement and the proxies solicited hereby, and any filing fees in connection with this Proxy Statement, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph, letter or otherwise. The Company may also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to beneficial owners of shares of Common Stock the Company and will provide reimbursement for the cost of forwarding the materials in accordance with customary charges.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 3, 1998 (except as otherwise footnoted below), certain information regarding the beneficial ownership of Common Stock of (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each of the directors, nominees for director and named executive officers of the Company; and (iii) all executive officers and directors of the Company as a group.

                                                            BENEFICIAL OWNERSHIP
                                                    ------------------------------------      TYPE OF
                                                     NO. OF SHARES     PERCENT OF CLASS      SECURITIES
                                                    ---------------   ------------------   -------------
Grotech III Pennsylvania Fund, LP (1)                     27,841               .6%         Common Stock
 9690 Deereco Road, Timonium, MD 21093
Grotech III Companion Fund, LP (1)                        46,437              1.0%         Common Stock
 9690 Deereco Road, Timonium, MD 21093
Grotech Partners III, LP (1)                             389,722              8.2%         Common Stock
 9690 Deereco Road, Timonium, MD 21093
Joseph R. Reynolds, Jr. (2)                              441,416              9.3%         Common Stock
Daniel W. Luczak (2)                                         -0-                0%         Common Stock
Jack B. Dunn, IV (2)(3)                                  280,823              5.9%         Common Stock
Dennis J. Shaughnessy (1)(2)(4)                          484,300             10.2%         Common Stock
George P. Stamas (2)(5)                                   26,138               .6%         Common Stock
Gary Sindler (2)(6)                                       53,334              1.1%         Common Stock
Patrick A. Brady (2)(7)                                   67,401              1.4%         Common Stock
Peter F. O'Malley (2)(8)                                  33,763               .7%         Common Stock
James A. Flick, Jr. (2)(9)                                32,031               .7%         Common Stock
McCullough, Andrews & Cappiello, Inc.                    210,000              4.4%         Common Stock
 101 California Street
 San Francisco, CA 94111 (10)
State of Wisconsin Investment Board (11)                 313,000              6.6%         Common Stock
 P.O. Box 7842
 Madison, WI 53707
All directors and executive officers as a group        1,536,990             32.5%         Common Stock
 (9 persons) (2)

----------
(1) Grotech III Pennsylvania Fund, LP, Grotech III Companion Fund, LP and Grotech Partners III, LP are affiliates of Grotech Capital Group. Dennis J. Shaughnessy, a director of the Company, is a General Partner of each of those Funds. Mr. Shaughnessy, Frank A. Adams, Stuart D. Frankel and Hugh A. Waltzen each have the right to exercise sole voting and dispositive power over the shares.

(2) The address for all executive officers and directors is c/o the Company, 2021 Research Drive, Annapolis, Maryland 21401.

(3) Includes 198,093 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days under the 1992 and 1997 Stock Option Plans. Includes 12,730 shares over which Mr. Dunn and his wife, Elizabeth Dunn, share voting and investment power.

(4) Includes an aggregate of 454,000 shares of Common Stock held by Grotech III Pennsylvania Fund, LP, Grotech III Companion Fund, LP and Grotech Partners III, LP, affiliates of Grotech Capital Group. Dennis J. Shaughnessy, a director of the Company, is a General Partner of each of those Funds. Mr. Shaughnessy, Frank A. Adams, Stuart D. Frankel and Hugh A. Waltzen each have the right to exercise sole voting and dispositive power over the shares. Includes 20,300 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days under the 1992 and 1997 Stock Option Plans.

(5) Includes 20,300 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days under the 1992 and 1997 Stock Option Plans. Includes 5,838 shares over which Mr. Stamas and his wife, Georgia Stamas, share voting and investment power.

(6) Includes 53,334 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days under the 1992 and 1997 Stock Option Plans.

(7) Includes 67,401 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days under the 1992 and 1997 Stock Option Plans.

(8) Includes 20,300 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days under the 1992 and 1997 Stock Option Plans.

(9) Includes 20,300 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days under the 1992 and 1997 Stock Option Plans.

(10) Robert F. McCullough, David H. Andrews and Frank A. Cappiello, Jr., have shared voting and dispositive power over the shares. Based on Schedule 13G filed with the Securities and Exchange Commission on January 20, 1998.

(11) Based on Schedule 13G filed with the Securities and Exchange Commission on January 20, 1998.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Amended and Restated Articles of Incorporation provides that the Company's Board of Directors will consist of three classes. The members of each classes will be elected for three-year terms. The Company currently has seven directors, of which two directors denominated as Class II Directors are to be elected at the Meeting. The terms of the Class III and Class I Directors will expire at the Annual Meetings of Stockholders to be held in 1999 and 2000, respectively.

CLASS II NOMINEES FOR TERMS EXPIRING IN 1998

     It is proposed to elect two Class II directors of the Company to serve until the next annual meeting at which Class II directors are to be elected in 2001 and until their successors are elected and qualified. Each nominee is currently a director of the Company. At the Meeting, the persons named in the enclosed proxy will vote to elect the directors listed below, unless the proxy is marked otherwise. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by the Board of Directors.

                                           DIRECTOR                PRINCIPAL OCCUPATION AND BUSINESS
            NOMINEE                AGE       SINCE               EXPERIENCE DURING THE PAST FIVE YEARS
-------------------------------   -----   ----------   --------------------------------------------------------
Dennis J. Shaughnessy .........    50       1992       Since September 1989, Mr. Shaughnessy has been a Managing
                                                       Director of Grotech  Capital  Group,  a ven- ture capital
                                                       firm headquartered in Timonium, Mary- land. Prior to that
                                                       time, Mr.  Shaughnessy was the Chief Executive Officer of
                                                       CRI International, Inc. Mr. Shaughnessey is a Director of
                                                       TESSCO Technologies,  Inc., Secure Computing Corporation,
                                                       U.S. Vision, Inc. and Polk Audio, Inc.

George P. Stamas ..............    47       1992       Since April 1996, Mr Stamas has been a partner in the law
                                                       firm of Wilmer,  Cutler & Pickering.  Prior to that time,
                                                       Mr.  Stamas  was a  partner  in the law  firm of  Piper &
                                                       Marbury.  Mr. Stamas is counsel to, and a limited partner
                                                       of, the Baltimore Orioles.

CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 1999

                                              DIRECTOR                PRINCIPAL OCCUPATION AND BUSINESS
              NOMINEE                 AGE       SINCE               EXPERIENCE DURING THE PAST FIVE YEARS
----------------------------------   -----   ----------   --------------------------------------------------------
Jack B. Dunn, IV .................    47       1992       Since  January 1996,  Mr. Dunn has been  President of the
                                                          Company.  Since October 1995, Mr Dunn has served as Chief
                                                          Executive  Officer of the Company.  From May 1994 through
                                                          October 1995, he served as Chief Operating Officer of the
                                                          Company.  From October 1992 through  September  1995,  he
                                                          served as the Company's Chief Financial Officer. Mr. Dunn
                                                          is a limited partner of the Baltimore  Orioles.  Prior to
                                                          joining the Company,  he was a Managing  Director of Legg
                                                          Mason Wood Walker, Incorporated;  and directed its Balti-
                                                          more  corporate  finance and  investment  banking  activ-
                                                          ities.

Daniel W. Luczak .................    55       1982       Since October  1995,  Mr. Luczak has been Chairman of the
                                                          Board of the Company.  He co-founded  the Company in 1982
                                                          and served as the Company's Chief Executive  Officer from
                                                          September 1988 until October 1995. Mr. Luczak has over 18
                                                          years of experience in the litigation support industry.

Joseph R. Reynolds, Jr., P.E......    56       1982       Since  January  1996,  Mr.  Reynolds  has  served as Vice
                                                          Chairman  of the  Board  of  the  Company.  Mr.  Reynolds
                                                          co-founded   the  Company  in  1982  and  served  as  the
                                                          Company's  President  from  September  1988 until January
                                                          1996.  Mr.  Reynolds is also Chairman,  Applied  Sciences
                                                          Consulting for the Company.  Mr. Reynolds has twenty-five
                                                          years of forensic  engineering  experience.  Mr. Reynolds
                                                          was the founding Chairman of The Johns Hopkins University
                                                          Society  of  Engineering  Alumni  and is a member  of the
                                                          National  Advisory  Council for the School of Engineering
                                                          and  the  Executive   Committee  for  the  Johns  Hopkins
                                                          University Alumni Association.

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2000

                                         DIRECTOR                PRINCIPAL OCCUPATION AND BUSINESS
           NOMINEE               AGE       SINCE               EXPERIENCE DURING THE PAST FIVE YEARS
-----------------------------   -----   ----------   ---------------------------------------------------------------
James A. Flick, Jr. .........    63       1992            Since 1995,  Mr. Flick has been  President  and Chief Ex-
                                                          ecutive  Officer of the Dome  Corporation,  a real estate
                                                          development and management  services  company.  From 1991
                                                          through 1994,  Mr. Flick was an Executive  Vice President
                                                          of Legg Mason Wood Walker,  Incorporated.  Mr. Flick is a
                                                          director of the Ryland Group, Inc., Capital One Financial
                                                          Corporation;  and Bethlehem  Steel Credit  Affiliates and
                                                          Youth Services International, Inc.

                                        DIRECTOR                 PRINCIPAL OCCUPATION AND BUSINESS
          NOMINEE                AGE      SINCE                 EXPERIENCE DURING THE PAST FIVE YEARS
---------------------------      -----   ---------   -----------------------------------------------------------------
Peter F. O'Malley .........      59       1992              Since 1989, Mr.  O'Malley has been Of Counsel to the law
                                                            firm of O'Malley,  Miles, Nylen & Gilmore. Prior to that
                                                            time he was  Managing  Partner of O'Malley & Miles.  Mr.
                                                            O'Malley  currently  serves as the President of Aberdeen
                                                            Creek Corporation,  a privately-held  company engaged in
                                                            investment,    business   consulting   and   development
                                                            activities,  and is a director of Potomac Electric Power
                                                            Company, Giant Food Inc. and Legg Mason, Inc.


NON-DIRECTOR EXECUTIVE OFFICERS

                                                                 PRINCIPAL OCCUPATION AND BUSINESS
          NOMINEE                AGE                            EXPERIENCE DURING THE PAST FIVE YEARS
---------------------------      -----               -----------------------------------------------------------------
Patrick A. Brady .........       44                         Since July  1996,  Mr.  Brady has been  Chief  Operating
                                                            Officer  of the  Company.  From  September  1994 to July
                                                            1996, Mr. Brady was Executive Vice President and General
                                                            Manager of Visual  Communications  and Trial  Consulting
                                                            Services for the Company.  Prior to that time, Mr. Brady
                                                            spent ten years with the Company specializing in project
                                                            management  and the  development  of project  management
                                                            methodologies   for   deal-  ing  with   major   failure
                                                            investigations and complex litigation matters.

Gary Sindler .............    51                            Since July 1996,  Mr.  Sindler has been  Executive  Vice
                                                            President,  Secretary and Chief Financial Officer of the
                                                            Company.  From August 1993 to July 1996, Mr. Sindler was
                                                            Chief  Financial  Officer  of Aon Risk  Services  of New
                                                            York,  Inc.  Prior to 1993, he held various senior level
                                                            positions  in finance  and  administration  with  Willis
                                                            Corroon,  PLC and Alexander & Alexander  Services  Inc.,
                                                            two international insurance brokerage firms.

BOARD AND COMMITTEE MEETINGS

     During the last fiscal year, the Board of Directors held a total of seven meetings. All directors attended at least 75% of their scheduled Board meetings and meetings held by Committees of which they were members.

     The Audit Committee consists of Messrs. Flick, O'Malley and Shaughnessy. It oversees actions taken by the Company's independent auditors and recommends the engagement of auditors. During the last fiscal year, the Audit Committee held two meetings.

     The Compensation Committee consists of Messrs. Flick, O'Malley and Shaughnessy. It makes recommendations to the Board of Directors with respect to the compensation of executives of the Company and administers the Company's 1997 Stock Option Plan, incentive plans and employee benefit plans. During the last fiscal year, the Compensation Committee held two meetings.

     The Board of Directors does not have a Nominating Committee.

COMPENSATION OF DIRECTORS

     The Company reimburses its directors for their out-of-pocket expenses incurred in the performance of their duties as directors of the Company. The Company does not pay fees to its directors for attendance at meetings. Non-employee directors are eligible to receive grants of options to acquire Common

Stock under the 1997 Stock Option Plan. Under the current, pre-amendment 1997 Stock Option Plan, each director who is re-elected or continues as a non-employee director after an Annual Meeting would automatically be granted an option to purchase 4,200 shares of Common Stock of the Company at the fair market value on the date of grant. The options would become exercisable one third after six months after grant, two-thirds after one year after grant and in full after two years after grant and would have a term of ten years. As described under Proposal 3, the Board of Directors has amended the Plan, contingent on stockholder approval, to increase the option compensation to 12,500 shares of Common Stock. Messrs. Shaughnessy and Stamas, who are standing for election, are non-employee directors of the Company. The other non-employee directors of the Company are Messrs. Flick, and O'Malley. At April 3, 1998, 92,400 non-qualified stock options had been granted to non-employee directors with 56,000 of such options currently exercisable.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS.


               PROPOSAL 2 -- AMENDMENT TO THE COMPANY'S CHARTER

     The Board of Directors proposes that the stockholders of the Company approve an amendment to the Charter of the Company changing the Company's name to FTI Consulting, Inc. The Board of Directors believes that the name change is more indicative of the current business practices and strategic direction of the Company while capitalizing on the market recognition of the FTI "brand name" established over the past 16 years. Additionally, the name change will provide a clearer identity in both the business and financial marketplaces. The operating divisions of the Company will continue using names currently recognized in their specific markets.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CHARTER.


               PROPOSAL 3 -- AMENDMENT TO 1997 STOCK OPTION PLAN

     The Board of Directors proposes that the stockholders of the Company approve an amendment to the Forensic Technologies International Corporation 1997 Stock Option Plan (the "1997 Plan" or the "Plan") to increase the number of shares of Common Stock authorized to be issued pursuant to stock options granted under the Plan by an additional one million shares. The 1997 Stock Option Plan became effective March 25, 1997 (the "Effective Date"). As the Company continues to experience growth, the Company needs to increase the authorized shares to continue to grant options to its employees, including employees hired through possible future acquisitions.

     The following is a summary of the 1997 Plan. This summary description is a fair and complete summary of the 1997 Plan; however, it is qualified in its entirety by reference to the full text of the 1997 Plan, which is attached to this Proxy Statement as Exhibit A.

GENERAL

     Purpose. The 1997 Plan offers eligible employees and non-employee directors the opportunity to purchase shares of Common Stock. The Plan is intended to encourage employees and non-employee directors to acquire an equity interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries. The Company may use funds received under the Plan for any general corporate purpose.

     Eligibility. All employees of the Company and its subsidiaries and those non-employee directors who are not employees of the Company and its subsidiaries ("Eligible Directors") are eligible to participate in the 1997 Plan. As of April 3, 1998, there were 260 employees and four Eligible Directors eligible to receive grants under this Plan.

     Shares Available Under the 1997 Plan. The 1997 Plan currently authorizes the issuance of up to 1,000,000 shares of Common Stock pursuant to options granted under the Plan. The proposed amendment to the 1997 Plan would increase the number of authorized shares of Common Stock reserved for issuance pursuant to options granted under the 1997 plan to 2,000,000. The shares of Common Stock will come from authorized but unissued shares or from shares of Common Stock owned by the Company, including shares of Common Stock purchased on the market. The number of shares issuable under the Plan will be adjusted for stock dividends, stock splits, reclassifications and other changes affecting the Company's Common Stock. If any option granted under the 1997 Plan expires or terminates prior to exercise in full, the shares subject to that option will be available for future grants under the Plan. The maximum number of shares that may be granted under the Plan to any individual in a calendar year is 500,000 shares (increased by the amendment from 150,000), subject to adjustment for stock dividends, stock splits, reclassifications, corporate transactions or other changes affecting Common Stock. Because the Plan provides for discretionary grants of options, the specific amounts to be granted to particular persons cannot be determined in advance. As of April 3, 1998, there were 4,733,601 shares of Common Stock outstanding and 1,317,429 shares of Common Stock reserved for issuance upon exercise of outstanding options (of which 809,379 shares were previously granted under the Company's 1992 Stock Option Plan (as amended and restated), which plan has been superseded by the 1997 Plan), for a total of 6,051,030 shares issued or reserved for issuance. If the amendment to the 1997 Plan is approved and options for all of the shares were granted under the 1997 Plan at this time, the 1,314,150 shares remaining under the 1997 Plan would constitute 17.8% of the shares of Common Stock that would be issued or reserved for issuance.

     Administration. The 1997 Plan is administered by the Board of Directors or the Compensation Committee of the Board of Directors (the "Committee"). The Committee has the authority and discretion to select employees to participate in the Plan, to grant options to employees under the Plan, to specify the terms and conditions of options granted to employees (within the limitations of the Plan), and to otherwise interpret and construe the terms of the Plan and any agreements governing options granted under the Plan. The Committee has no discretion over the options granted to Eligible Directors.

OPTIONS GRANTED UNDER THE PLAN

     General. All options granted under the Plan will be evidenced by a written agreement setting forth the terms and conditions governing the option. The Committee has broad discretion to determine the timing, amount, exercisability and other terms and conditions of options granted to employees, but has no discretion over the terms and conditions of options granted to Eligible Directors. No options granted under the Plan are assignable or transferable, other than by will or in accordance with the laws of descent and distribution. When necessary in connection with an acquisition, the Committee can grant options that mirror those in effect at the company being acquired.

     Options Granted to Employees. Both incentive stock options and nonqualified stock options are available for employees under the 1997 Plan. For incentive stock options, the option price will be not less than the fair market value of a share of Common Stock on the date the option is granted. However, if the employee receiving the option is a more than 10% owner of Common Stock, the option price will not be less than the greater of par value or 110% of the fair market value of a share of Common Stock on the date the option is granted. For non-qualified options, the option price will be not less than 50% of the fair market value of the Common Stock. The closing price of a share of Common Stock, as reported on the NASDAQ National Stock on April 6, 1998 was $14.50.

     Formula Options Granted to Directors. All options granted to Eligible Directors will be non-qualified options. If the amendment to the 1997 Plan is approved by the stockholders, (i) any Eligible Director first elected after the 1998 Annual Meeting will receive option grants to purchase 16,000 shares of Common Stock and (ii) any Eligible Director who remains in service beyond an Annual Meeting will receive a grant of options with respect to 12,500 shares as of that Annual Meeting. An Option granted upon each Eligible Director's first election or appointment to the Board will become exercisable for one-third of the shares it covers on the first anniversary of the date of grant, two-thirds of the Shares it covers on the second anniversary of the date of grant and for the remaining one-third of the Shares it covers on the third anniversary of the date of grant. If the amendment is approved, an option granted each Eligible Director for Annual Meetings after his or her first election will become exercisable for one-half of the Shares it covers six months after the date of grant and for the remaining one-half of the

Shares it covers on the first anniversary of the date of grant. Options will also vest at the earlier of the director's death, disability or attainment of age 70. The exercise price for options granted to Eligible Directors will be the fair market value of the Common Stock on the date the option is granted.

     Exercise. Options granted under the 1997 Plan to employees or Eligible Directors may be exercised by delivery to the Committee of a written notice of exercise. The notice must specify the number of shares being exercised and must be accompanied by payment in full of the option price for the shares being exercised (unless the optionee's written notice of exercise directs that the stock certificates for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Company as the agent for the optionee and at the time the stock certificates are delivered to the broker, the broker tenders to the Company cash or cash equivalents acceptable to the Company equal to the exercise price).

     The option price may be paid, as and if permitted by the option  agreement,
(a) in cash or certified check, (b) by tendering shares of Common Stock that the optionee has held for at least six months; (c) through attestation that the optionee holds shares equal to the number required to pay the purchase price (in which case the Company will issue the net number of shares required by the exercise); or (d) any combination of these methods. An optionee will not have any of the rights of a stockholder until payment in full for the shares is received and a stock certificate is issued.

     For options granted to employees, the Committee may prescribe in the option agreement that the optionee may elect to satisfy any federal, state or local withholding tax requirements by directing the Company to apply shares of Common Stock to which the optionee is entitled as a result of the exercise of the option in order to satisfy such withholding requirements.

     Termination of Service. The Committee has discretion to fix the period in which options granted to employees may be exercised after termination of employment. Vested options granted to Eligible Directors remain exercisable for the remaining term of the option unless the Board specifies otherwise (see "Term of Options" below).

     Substantial Corporate Changes. If the Company has a "substantial corporate change" (examples of which include total liquidation, sale of all of the shares of the Company, a merger in which it does not survive, or sale of substantially all of its assets), all options will automatically vest, subject to compliance with the "pooling of interest" accounting rules in applicable situations.

     Term of Options. Each option granted under the Plan will terminate no later than ten years after the date the option is granted. However, options intended to be incentive stock options granted to employees under the Plan will expire no later than five years after the date of the grant if the option is granted to an employee who owns (or is deemed to own) more than 10% of the outstanding Common Stock.

     Shareholder Approval. In general, shareholder approval will only be required after the initial approval for changes to the incentive stock options and only to the extent necessary to preserve their tax treatment.

AMENDMENT OR TERMINATION OF THE PLAN

     The Board of Directors may amend or terminate the 1997 Plan at any time and, from time to time, provided, however, that no amendment may, without the approval of a majority of the stockholders of the Company, amend the provisions governing incentive stock options other than as permitted under the Internal Revenue Code. The Plan will terminate no later than 10 years after its effective date.

TAX CONSEQUENCES

     The following is a general summary of the federal income tax treatment of incentive stock options and non-qualified stock options to be granted under the 1997 Plan based upon the current provisions of the Code and regulations issued thereunder.

     Incentive Stock Options. Incentive stock options granted to employees under the 1997 Plan are intended to meet the requirements of Code Section 422. No tax consequences result from the grant of an incentive stock option. If an option holder acquires stock upon the exercise, no income will be recognized by the option holder for ordinary income tax purposes (although the difference between the option exercise price and the fair market value of the stock subject to the option may result in alternative minimum tax liability to the option holder) and the Company will be allowed no deduction as a result of the exercise, if the following conditions are met: (a) at all times during the period, beginning with the date of the granting of the option and ending on the day three months before the date of such exercise, the option holder is an employee of the Company or of a subsidiary; and (b) the option holder makes no disposition of the stock within two years from the date the option is granted nor within one year after the stock is transferred to the option holder. In the event of a sale of such stock by the option holder after compliance with these conditions, any gain realized over the price paid for stock will ordinarily be treated as long-term capital gain and any loss will be treated as a long-term capital loss in the year of the sale.

     If the option holder fails to comply with the employment or holding period requirements discussed above, the option holder will recognize ordinary income in an amount equal to the lesser of (i) the difference between the fair market value of the Common Stock received upon exercise and the option exercise price or (ii) the excess of the amount realized upon such disposition over the exercise price. If the option holder is treated as having received ordinary income because of his failure to comply with either condition above, an equivalent deduction will be allowed to the Company in the same year.

     Nonqualified Stock Options. No tax consequences result from the grant of a nonqualified stock option. An option holder who exercises a non-qualified stock option with cash generally will realize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the option shares on the date of exercise and the option exercise price, and the Company will be entitled to a deduction from income in the same amount. The option holder's basis in such shares will be the fair market value of the shares on the date exercised, and when the shares are disposed of, capital gain or loss, either long-term or short-term, will be recognized depending on the holding period of the shares.

NEW PLAN BENEFITS

     The following benefits will be awarded by formula under the 1997 Plan:


                 NAME AND POSITION                  NUMBER OF SHARES
-------------------------------------------------- -----------------
  Jack B. Dunn, IV
   Chief Executive Officer and President .........         *

  Daniel W. Luczak
   Chairman of the Board .........................         *

  Joseph R. Reynolds, Jr.
   Vice Chairman of the Board and
   Chairman, Applied Sciences
   Consulting ....................................         *

  Patrick A. Brady
   Executive Vice President and
   Chief Operating Officer .......................         *

  Gary Sindler
   Executive Vice President, Secretary and
   Chief Financial Officer .......................         *

  Executive Group ................................         *

  Non-Executive Director Group ...................      50,000

  Non-Executive Officer Employee Group ...........         *


----------
* The Committee expects to grant options to Executive Officers, Non-Executive Officers and other employees but those benefits not been determined at this time.

STOCKHOLDER APPROVAL

     Approval of the amendment to the 1997 Plan will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1997 STOCK OPTION PLAN.


       PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors is seeking ratification of its appointment of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1998, as recommended by the Audit Committee. If a majority of stockholders voting at the Meeting should not approve the selection of Ernst & Young LLP, the selection of independent auditors may be reconsidered by the Board of Directors.

     Ernst & Young LLP is currently the Company's independent auditors. A representative of Ernst & Young LLP is expected to attend the Meeting and be available to respond to appropriate questions from stockholders.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  A  VOTE  FOR  RATIFICATION  OF  THE
APPOINTMENT OF ERNST & YOUNG LLP.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

     Executive Compensation to Executive Officers. The following table sets forth information concerning the compensation paid by the Company for services rendered during the fiscal year ended December 31, 1997, to the Chief Executive Officer of the Company and to each executive officer whose aggregate compensation exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                                     ANNUAL COMPENSATION          OTHER ANNUAL       ALL OTHER      LONG-TERM COMPENSATION
                                ------------------------------ ----------------- ----------------- -----------------------
  NAME AND PRINCIPAL POSITION    YEAR   SALARY(1)     BONUS     COMPENSATION(2)   COMPENSATION(3)     # OF STOCK OPTIONS
------------------------------- ------ ----------- ----------- ----------------- ----------------- -----------------------
Jack B. Dunn                    1997    $242,700    $110,600        $ 3,880           $ 3,800               80,000
 Chief Executive Officer        1996    $215,000       None         $ 2,800           $ 3,000               94,000
 and President                  1995    $200,000       None         $ 4,100           $13,100               35,700

Daniel W. Luczak                1997    $262,000       None         $10,000           $ 1,600                None
 Chairman of the Board          1996    $264,000       None         $10,900           $ 2,100                None
                                1995    $250,000       None         $10,600           $14,400                None

Joseph R. Reynolds, Jr.         1997    $184,400    $ 20,000        $13,900           $ 3,000                None
 Vice Chairman of the Board     1996    $197,000    $ 20,000        $10,700           $ 3,200                None
 and Chairman, Applied          1995    $182,000    $ 31,500        $10,500           $14,900                None
 Sciences Consulting

Patrick A. Brady                1997    $205,200    $ 92,900        $   600           $ 3,600              150,000
 Executive Vice President and   1996    $181,000       None         $   700           $ 3,000               33,600
 Chief Operating Officer        1995    $150,000       None         $   600             None                 None

Gary Sindler                    1997    $162,100    $ 75,200        $ 1,300           $ 3,500              100,000
 Executive Vice President,      1996    $ 73,000       None         $ 2,700           $   600               30,000
 Secretary and Chief            1995       None        None           None              None                 None
 Financial Officer

----------
(1) Includes amounts earned but deferred at the election of the executive, such as salary deferrals under the Company's 401(k) Plan established under
     Section 401(k) of the Code.

(2) These amounts represent the Company's payment of matching and discretionary contributions to the Company's 401(k) Plan, life insurance and long-term disability coverage. The Company's 401(k) contributions for 1997 for Messrs. Dunn, Luczak, Reynolds, Brady and Sindler were $1,900, $8,100, $9,500, $-0- and $400, respectively. The additional life insurance premiums paid by the Company for 1997 for Messrs. Dunn, Luczak, Reynolds, Brady and Sindler were $1,600, $1,700, $4,000, $300 and $700, respectively.

(3) These amounts represent the Company's payment for automobile expenses provided to the named individuals and amounts earned as a member of the Company's Board of Directors during 1995 to Messrs. Dunn, Luczak and
     Reynolds. Beginning in 1996, officers of the Company that serve on the Board of Directors no longer receive additional compensation for such services.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements (each an "Employment Agreement") with Mr. Dunn, Mr. Reynolds and Mr. Luczak (each an "Executive"). Each Employment Agreement requires the Executive to devote his full time to the Company during the term of the agreement.

     Each Employment Agreement is for a term that is effective as of January 1, 1996, and expires the third anniversary thereof and, unless terminated, is automatically renewed annually for an additional one-year period; notwithstanding the foregoing, the Employment Agreements expire, if not sooner, on December 31, 2005. The Employment Agreements terminate upon the death or disability of the Executive or termination of the Executive's employment for cause. The Employment Agreements with Messrs. Dunn, Reynolds and Luczak provide for review annually by the Compensation Committee of the Board of

Directors. In addition, Mr. Reynolds is eligible to receive an annual bonus calculated as 1.8% of the earnings of the Engineering and Scientific Services group 90 days after the end of each fiscal year. The Company maintains a comprehensive medical plan for the benefit of the Executives.

     The Employment Agreements provide that in the event that an Executive's employment is terminated without cause or an Executive resigns for good reason, such Executive is entitled to severance benefits equal to the amount of his annual salary for the remainder of the contract term ("Severance Period"), plus a bonus based upon the average percentage that any bonus which may have been paid at the discretion of the Board of Directors over the past three years bears to the salary paid during such period. During the Severance Period, the Employment Agreements provide that the Executives continue to be treated as Executives for purposes of benefit programs.

EMPLOYEE BENEFITS PROGRAMS

     The Company has a 401(k) Plan that matches employee pretax contributions each year, up to 6% of eligible compensation. The matching schedule for employer contributions is as follows: 10% after one year; an additional 25% after two years; an additional 5% after years three, four and five; and an additional 10% for each of years six through ten. In addition, the Company may make an annual discretionary contribution, based on participants' eligible compensation, once a year, for all employees with at least one year of service and who are on the payroll as of December 31 of a given year. Employees may elect to defer up to 15% of their compensation.

OPTION GRANTS IN 1997

     Except as set forth below, there were no options granted to the named Executive Officers during 1997:

                       OPTION GRANTS IN LAST FISCAL YEAR

                             NUMBER OF SECURITIES     PERCENT OF TOTAL OPTIONS       EXERCISE OR
                              UNDERLYING OPTIONS        GRANTED TO EMPLOYEES         BASE PRICE        EXPIRATION
           NAME                     GRANTED                IN FISCAL YEAR           ($/SHARE)(1)          DATE
-------------------------   ----------------------   --------------------------   ----------------   -------------
Jack B. Dunn, IV                   10,000                        1.0%             $  9.35 (2)        March 2007
                                   16,668                        1.7%             $  6.00 (3)        March 2007
                                   16,668                        1.7%             $  8.50 (3)        March 2007
                                   16,668                        1.7%             $  9.50 (3)        March 2007
                                   10,000                        1.0%             $  8.80 (2)        July 2007
                                   10,000                        1.0%             $ 12.38 (2)        October 2007

Daniel W. Luczak                    None

Joseph R. Reynolds, Jr.             None

Patrick A. Brady                   50,000                        5.1%             $  6.00 (3)        March 2007
                                   50,000                        5.1%             $  8.50 (3)        March 2007
                                   50,000                        5.1%             $  9.50 (3)        March 2007

Gary Sindler                       33,334                        3.4%             $  6.00 (3)        March 2007
                                   33,333                        3.4%             $  8.50 (3)        March 2007
                                   33,333                        3.4%             $  9.50 (3)        March 2007

----------

(1) All options were granted at or above the fair market value on the date of grant.

(2) Options are exercisable upon an increase of 25% in the market value of the stock after one year.

(3) Options are exercisable one-third on the first anniversary of the date of grant, an additional one-third on the second anniversary of the date of grant and the remaining one-third on the third anniversary of the date of grant.

(4) Mr. Dunn receives an option grant for 10,000 shares of Common Stock on the day following the announcement of each quarterly earnings release. Such options are granted at 10% above the fair market value on the date of grant and become exercisable upon an increase of 25% in the market value of the stock after one year.

OPTIONS EXERCISED IN 1997

     Except as set forth below, there were no options exercised by the named Executive Officers during 1997:

    OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                          OPTIONS AT FISCAL YEAR            AT FISCAL YEAR
                                                                  END(#)                        END($)
                                                       ----------------------------- ----------------------------
                           SHARES ACQUIRED     VALUE
           NAME              ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------- ----------------- ---------- ------------- --------------- ------------- --------------
Jack B. Dunn, IV               30,000       $246,200      166,092        128,667      $1,404,654      $572,795
Daniel W. Luczak                None                          -0-            -0-             -0-           -0-
Joseph R. Reynolds, Jr.         None                          -0-            -0-             -0-           -0-
Patrick A. Brady                None                       11,200        172,400      $   68,544      $812,088
Gary Sindler                    None                       10,000        120,000      $   37,500      $525,002

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1997, Wilmer, Cutler & Pickering, of which George Stamas, a Director of the Company, is a partner, billed the Company $93,400 for legal services rendered

                                  OTHER MATTERS

     The Board of Directors knows of no other business that may come before the Meeting. If any other business is properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     THE COMPANY IS PROVIDING A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, TO EACH OF THE COMPANY'S STOCKHOLDERS OF RECORD ON APRIL 3, 1998, AND TO EACH BENEFICIAL OWNER OF STOCK ON THAT DATE. IN THE EVENT THAT EXHIBITS TO SUCH FORM 10-KSB ARE REQUESTED BY ANY HOLDERS UPON RECEIPT OF A WRITTEN REQUEST MAILED TO THE COMPANY'S OFFICES, 2021 RESEARCH DRIVE, ANNAPOLIS, MARYLAND 21401, ATTENTION GARY SINDLER, A FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS. REQUESTS FROM BENEFICIAL OWNERS OF COMMON STOCK MUST SET FORTH A GOOD FAITH REPRESENTATION AS TO SUCH OWNERSHIP.

SOLICITATION OF PROXIES

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company's Directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of Common Stock held in their names, and the Company will reimburse them for their out-of-pocket expenses incurred in connection with the distribution of proxy materials.

PROPOSALS FOR THE 1999 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at its principal office in Annapolis, Maryland, not later than December 15, 1998 for inclusion in the proxy statement for that meeting.

                                     By Order of the Board of Directors,

                                     GARY SINDLER, Secretary

April 25, 1998

     THE BOARD OF DIRECTORS HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                                                                       EXHIBIT A

                 FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION

                              ARTICLES OF AMENDMENT

Forensic Technologies International Corporation, a Maryland corporation having its principal office in Anne Arundel County, hereby certifies to the Maryland State Department of Assessments and Taxation that:

FIRST: Forensic Technologies International Corporation, a Maryland corporation (the "Corporation"), desires to amend its Charter as currently in effect.

SECOND: The following provisions are all of the provisions of the Charter as amended:

          ARTICLE FIRST: Article First be and hereby is amended to change the name of the Corporation and to read in its entirety as follows:

          "ARTICLE FIRST: The name of the Corporation (which is hereinafter called the Corporation) is:

                              FTI CONSULTING, INC.

THIRD: (A) The directors of the Corporation by unanimous written consent adopted a resolution that described the foregoing amendment of the Charter, declaring that said amendment was advisable and directing that said amendment be submitted for approval by the stockholders.

     (B) The holders of all classes of outstanding capital stock of the Corporation entitled to vote on the Amendment to the Articles of Incorporation of the Corporation approved this amendment of the Charter on May , 1998 by a majority of the stockholders at the Annual Meeting of the Stockholders of the Corporation, at which a quorum was present in person or by proxy and was acting throughout.

FOURTH: As of immediately prior to this amendment, the total number of shares of all classes of stock which the Corporation had authority to issue was 20,000,000, of which 16,000,000 were Common Stock having a par value of $.01 per share, for a total aggregate par value of $160,000 and 4,000,000 shares were Preferred Stock having a par value of $.01 per share, for a total aggregate par value of $40,000. These Articles of Amendment do not make any change to the authorized capital stock of the Corporation.

FIFTH: The undersigned President acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and this statement is made under the penalties of perjury.

     IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on
May    , 1998.

WITNESS:                             FTI CONSULTING, INC.

-------------------------------      -------------------------------------

Gary Sindler                         Jack B. Dunn, IV
Secretary                            President


[CORPORATE SEAL]

                                                                      EXHIBIT B

                 FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION
                       1997 STOCK OPTION PLAN, AS AMENDED

PURPOSE...................   Forensic Technologies  International Corporation, a
                             Maryland corporation ("FTI" or the "Company"), wishes to recruit, reward, and retain employees and outside directors. To further these objectives, the Company hereby sets forth the Forensic Technologies
                             International  Corporation  1997 Stock  Option Plan
                             (the "Plan"),  effective, as of March 25, 1997 (the
                             "Effective Date"), to provide options ("Options") to employees and outside directors to purchase shares of the Company's common stock (the "Common
                             Stock").

OPTIONEES.................   All Employees of FTI and the Eligible  Subsidiaries
                             are eligible for option  grants under this Plan, as
                             are  the   directors   of  FTI  and  the   Eligible
                             Subsidiaries  who  are  not  employees   ("Eligible
                             Directors").   Eligible   employees  and  directors
                             become optionees when the Administrator grants them
                             an option under this Plan.  The  Administrator  may
                             also  grant   options  to  certain   other  service
                             providers. The term optionee also includes, where appropriate, a person authorized to exercise an Option in place of the original recipient.

                             Employee means any person employed as a common law employee of the Company or an Eligible Subsidiary.

ADMINISTRATOR.............   The   Administrator   will   be  the   Compensation
                             Committee  of the  Board of  Directors  of FTI (the
                             "Compensation Committee"). The Board may also act under the Plan as though it were the Compensation
                             Committee.

                             The Administrator is responsible for the general operation and administration of the Plan and for carrying out its provisions and has full discretion in interpreting and administering the provisions of the Plan. Subject to the express provisions of the Plan, the Administrator may exercise such powers and authority of the FTI Board as the Administrator may find necessary or appropriate to carry out its functions. The Administrator may delegate its functions (other than those described in the GRANTING OF OPTIONS section) to officers or employees of FTI.

                             The Administrator's powers will include, but not be limited to, the power to amend, waive or extend any provision or limitation of any Option other than a Formula Option. The Administrator may act through meetings of a majority of its members or by unanimous consent.

GRANTING OF OPTIONS.......   Subject to the terms of the Plan, the Administrator
                             will,  in  its  sole   discretion,   determine  the
                             recipients  of  option  grants,  the  terms of such
                             grants, the schedule for exercisability  (including
                             any  requirements  that the optionee or the Company
                             satisfy   performance   criteria),   the  time  and
                             conditions for expiration of the Option, and the form of payment due upon exercise.


                             The Administrator's determinations under the Plan need not be uniform and need not consider whether possible optionees are similarly situated.

                             Options granted to employees may be nonqualified stock options ("NQSOs") or incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the corresponding provision of any subsequently enacted tax statute. Options granted to Eligible Directors must be NQSOs.

                             The Administrator may also grant Options in substitution for options held by individuals who become employees of the Company or of an Eligible Subsidiary as a result of the Company's acquiring the individual's employer. If necessary to conform the Options to the options for which they are substitutes, the Administrator may grant substitute Options under terms and conditions that vary from those the Plan otherwise requires.

DATE OF GRANT.............   The Date of Grant  will be the date as of which the
                             Administrator awards an Option to an optionee, as specified in the Administrator's minutes, or as specified in this Plan.

EXERCISE PRICE............   The   Exercise   Price   is   the   value   of  the
                             consideration that an optionee must provide under an Option Agreement in exchange for one share of Common Stock. The Administrator will determine the
                             Exercise Price under each Option. The Administrator may set the Exercise Price of an Option without regard to the Exercise Price of any other Options granted at the same or any other time.

                             The Exercise Price per share for NQSOs may not be less than 50% of the Fair Market Value of a share on the Date of Grant. If an Option is intended to be an ISO, the Exercise Price per share may not be less than 100% of the Fair Market Value (on the Date of Grant) of a share of Stock covered by the Option; provided, however, that if the employee would otherwise be barred from receiving an ISO by reason of the provisions of Code Sections 422(b)(6) and 424(d) (relating to more than 10% stock-owners), the Exercise Price of an Option that is intended to be an ISO may not be less than 110% of the Fair Market Value (on the Date of Grant) of a share of Stock covered by the Option.

    Fair Market Value.....   Fair  Market  Value of a share of Common  Stock for
                             purposes of the the Plan will be determined as follows:

                                 if the Common Stock is traded on a national securities exchange, the closing sale price on that date;

                                 if the Common Stock is not traded on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") for such date;

                                 if no such closing sale price information is available, the average of the closing bid and asked prices as reported by Nasdaq for such date; or

                                 if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service for such date.

                             For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date shall be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day.

                             The Company may use the consideration it receives from the optionee for general corporate purposes.

EXERCISABILITY............   The  Administrator  will  determine  the  times and
                             conditions for exercise of each Option but may not extend the period for exercise beyond the tenth anniversary of its Date of Grant.

                             Options will become exercisable at such times and in such manner as the Administrator determines and the Option Agreement indicates; provided, however, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which the optionee may exercise any portion of an Option.

                             No portion of an Option that is unexercisable at an optionee's termination of employment will thereafter become exercisable, unless the Option Agreement provides otherwise, either initially or by amendment.

LIMITATION ON ISOS........   An Option  granted  to an  employee  will be an ISO
                             only to the extent that the  aggregate  Fair Market
                             Value  (determined  at the  Date of  Grant)  of the
                             stock with  respect  to which ISOs are  exercisable
                             for the  first  time  by the  optionee  during  any
                             calendar  year  (under the Plan and all other plans
                             of the  Company  and its  subsidiary  corporations,
                             within the meaning of Code  Section  422(d)),  does
                             not  exceed  $100,000.   This  limitation  will  be
                             applied by taking Options into account in the order in which such Options were granted.


DIRECTOR FORMULA GRANTS...   Each  Eligible  Director  who is first  elected  or
                             appointed to the Board the first Annual  Meeting of
                             the  Stockholders   following  the  Effective  Date
                             (i.e.,  after  the 1998  Meeting)  will  receive  a
                             Formula Option as of his election or appointment to
                             purchase  16,000  shares  of  Common  Stock.   Each
                             Eligible Director serving on the Board of Directors at an Annual Meeting whose term will continue beyond that Meeting will receive a Formula Option as of that Meeting to purchase 12,500 shares of Common Stock.

    Exercise Price........   The  Exercise  Price of each  Option  granted to an
                             Eligible Director will be the Fair Market Value on the Date of Grant.

    Exercise Schedule.....   A  Formula   Option   granted  upon  each  Eligible
                             Director's first election or appointment to the Board will become exercisable for one-third of the shares it covers on the first anniversary of the Date of Grant, two-thirds of the shares it covers on the second anniversary of the Date of Grant and for the remaining one-third of the shares it covers on the third anniversary of the Date of Grant. A
                             Formula Option granted each Eligible Director for succeeding Annual Meetings will become exercisable for one-half of the shares it covers six months after the Date of Grant, and for the remaining one-half of the shares it covers on the first anniversary of the Date of Grant. A Formula Option will become exercisable in its entirety upon the director's death, disability or attainment of age
                             70. Options will be forfeited to the extent they are not then exercisable if a director resigns or fails to be reelected as a director.

METHOD OF EXERCISE........   To exercise any  exercisable  portion of an Option,
                             the optionee must:

                                 Deliver a written notice of exercise to the Secretary of the Company (or to whomever the Administrator designates) in a form complying with any rules the Administrator may issue, signed by the optionee and specifying the number of shares of Common Stock underlying the portion of the Option the optionee is exercising;

                                 Pay the full Exercise Price by cashier's or certified check for the shares of Common Stock with respect to which the Option is being exercised, unless the Administrator consents to another form of payment (which could include the use of Common Stock); and

                                 Deliver to the Administrator such representations and documents as the Administrator, in its sole discretion, may consider necessary or advisable.

                                 Payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice directs that the stock certificates for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and at the time the stock certificates are delivered to the broker, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the Exercise Price.

                                 If the Administrator agrees to payment through the tender to the Company of shares of Common Stock, the individual must have held the stock being tendered for at least six months at the time of surrender. Shares of stock offered as payment will be valued, for purposes of determining the extent to which the optionee has paid the Exercise Price, at their Fair
                                 Market Value on the date of exercise. The Administrator may also, in its discretion, accept attestation of ownership of Common Stock and issue a net number of shares upon Option exercise.

OPTION EXPIRATION.........   No one may  exercise  an Option more than ten years
                             after its Date of Grant (or five years,  for an ISO
                             granted to a more-than-10% shareholder). Unless the
                             Option   Agreement   provides   otherwise,   either
                             initially or by amendment, no one may exercise an Option after the first to occur of:

    Employment Termination.  The date of termination  of employment  (other than for death or Disability), where termination of employment means the time when the employer-employee or other service-providing relationship between the employee and the Company ends for any reason, including retirement. Unless the Option Agreement provides otherwise, termination of employment does not include instances in which the Company immediately rehires a common law employee as an independent contractor. The Administrator, in its sole discretion, will determine all questions of whether particular terminations or leaves of absence are terminations of employment;

    Disability............   For  disability,  the  earlier  of  (i)  the  first
                             anniversary  of  the   optionee's   termination  of
                             employment for disability and (ii) thirty (30) days
                             after  the  optionee  no longer  has a  disability,
                             where  disability  means the inability to engage in
                             any substantial  gainful  activity by reason of any
                             medically    determinable    physical   or   mental
                             impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve months;
                             or

    Death.................   The date twelve months after the optionee's death.

                             If exercise is permitted after termination of employment, the Option will nevertheless expire as of the date that the former employee violates any covenant not to compete in effect between the Company and the former employee.

                             Nothing in this Plan extends the term of an Option beyond the tenth anniversary of its Date of Grant, nor does anything in this OPTION EXPIRATION section make an Option exercisable that has not otherwise become exercisable.

OPTION AGREEMENT..........   Option  Agreements will set forth the terms of each
                             Option and will include such terms and conditions, consistent with the Plan, as the Administrator may determine are necessary or advisable. To the extent the agreement is inconsistent with the Plan, the Plan will govern. The Option Agreements may contain special rules.

STOCK SUBJECT TO PLAN.....   Except  as   adjusted   below   under   SUBSTANTIAL
                             CORPORATE  CHANGES,  the aggregate number of shares
                             of  Common  Stock  that  may be  issued  under  the
                             Options  (whether  ISOs or  NQSOs)  may not  exceed
                             2,000,000  shares  and no  individual  may  receive
                             Options under the Plan for more than 500,000 shares
                             in a calendar year. The Common Stock will come from
                             either  authorized  but  unissued  shares  or  from
                             previously   issued   shares   that   the   Company
                             reacquires, including shares it purchases on the open market. If any Option expires, is canceled or terminates for any other reason, the shares of Common Stock available under that Option will again be available for the granting of new Options (but will be counted against that calendar year's limit for a given individual).

                             No adjustment will be made for a dividend or other right for which the record date precedes the date of exercise.

                             The optionee will have no rights of a stockholder with respect to the shares of stock subject to an Option except to the extent that the Company has issued certificates for such shares upon the exercise of the Option.

                             The Company will not issue fractional shares pursuant to the exercise of an Option, but the Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

PERSON WHO MAY EXERCISE...   During the optionee's  lifetime,  only the optionee
                             or  his  duly   appointed   guardian   or  personal
                             representative may exercise the Options.  After his
                             death,  his  personal  representative  or any other
                             person authorized under a will or under the laws of
                             descent  and  distribution  may  exercise  any then
                             exercisable  portion of an Option. If someone other
                             than the original  recipient  seeks to exercise any
                             portion of an Option, the Administrator may request
                             such  proof  as  it  may   consider   necessary  or
                             appropriate of the person's right to exercise the Option.

ADJUSTMENTS UPON CHANGES IN
 CAPITAL STOCK............   Subject  to any  required  action  by  the  Company
                             (which it shall promptly take) or its stockholders,
                             and  subject  to  the   provisions   of  applicable
                             corporate law, if, after the Date of Grant of an Option,

                                 the outstanding shares of Common Stock increase or decrease or change into or are exchanged for a different number or kind of security by
                                 reason      of      any       recapitalization,
                                 reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such Common Stock occurs without the Company's receiving consideration,

                             the Administrator will make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying each Option, so that the proportionate interest of the optionee immediately following such event will, to the extent practicable, be the same as immediately before such event. Any such adjustment to an Option will not change the total price with respect to shares of Common Stock underlying the unexercised portion of the Option but will include a corresponding proportionate adjustment in the Option's Exercise Price.

                             The Administrator will make a commensurate change to the maximum number and kind of shares provided in the STOCK SUBJECT TO PLAN section.

                             Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Option or the Exercise Price except as this Adjustments section specifically provides. The grant of an Option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

    Substantial
       Corporate Change...   a Substantial  Corporate  Change,  the Plan and the
                             Options will terminate unless provision is made in writing in connection with such transaction for the assumption or continuation of outstanding Options, or

                                 the substitution for such options or grants of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Options will continue in the manner and under the terms so provided.

                             Unless the Board determines otherwise, if an Option would otherwise terminate pursuant to the preceding sentence, the optionee will have the right, at such time before the consummation of the transaction causing such termination as the Board reasonably designates, to exercise any unexercised portions of the Option, whether or not they had previously become exercisable. However, the acceleration will not occur if it would render unavailable "pooling of interest" accounting for any reorganization, merger, or consolidation of the Company.

                             A Substantial Corporate Change means the

                                 dissolution or liquidation of the Company,

                                 merger, consolidation, or reorganization of the Company with one or more corporations in which the Company is not the surviving corporation,

                                 the sale of substantially all of the assets of the Company to another corporation, or any transaction (including a merger or reorganization in which the Company survives) approved by the Board that results in any person or entity (other than any affiliate of the Company as defined in Rule 144(a)(1) under the Securities Act) owning 100% of the combined voting power of all classes of stock of the Company.

SUBSIDIARY EMPLOYEES......   Employees of Company  Subsidiaries will be entitled
                             to  participate  in the Plan,  except as  otherwise
                             designated   by  the  Board  of  Directors  or  the
                             Committee.

                             Eligible Subsidiary means each of the Company's Subsidiaries, except as the Board otherwise specifies. For ISO grants, Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an ISO is granted to a Participant under the Plan, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For NQSOs, the Board or the Committee can use a different definition of Subsidiary in its discretion.

LEGAL COMPLIANCE..........   The  Company  will not issue  any  shares of Common
                             Stock   under  an  Option   until  all   applicable
                             requirements   imposed   by   Federal   and   state
                             securities and other laws, rules and regulations, and by any applicable regulatory agencies or stock exchanges, have been fully met. To that end, the Company may require the optionee to take any reasonable action to comply with such requirements before issuing such shares. No provision in the Plan or action taken under it authorizes any action that is otherwise prohibited by Federal or state laws.

                             The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 ("Securities Act") and the Securities Exchange Act of 1934 and all regulations and rules the Securities and Exchange Commission issues under those laws. Notwithstanding anything in the Plan to the contrary, the Administrator must administer the Plan and Options may be granted and exercised only in a way that conforms to such laws, rules, and regulations. To the extent permitted by applicable law, the Plan and any Options will be deemed amended to the extent necessary to conform to such laws, rules and regulations.

PURCHASE FOR INVESTMENT AND
 OTHER RESTRICTIONS.......   Unless   a   registration   statement   under   the
                             Securities Act covers the shares of Common Stock an
                             optionee receives upon exercise of his Option,  the
                             Administrator  may  require,  at the  time  of such
                             exercise,  that the  optionee  agree in  writing to
                             acquire  such  shares  for  investment  and not for
                             public resale or distribution, unless and until the
                             shares subject to the Option are  registered  under
                             the   Securities   Act.   Unless   the  shares  are
                             registered under the Securities Act, the optionee must acknowledge:

                                 that the shares purchased on exercise of the Option are not so registered,

                                 that the optionee may not sell or otherwise transfer the shares unless the shares have been  registered  under the
                                     Securities Act in connection  with the sale
                                     or    transfer    thereof,    or    counsel
                                     satisfactory  to the  Company has issued an
                                     opinion  satisfactory  to the Company  that
                                     the sale or other  transfer  of such shares
                                     is  exempt  from  registration   under  the
                                     Securities Act, and

                                     such  sale or  transfer  complies  with all
                                     other    applicable    laws,    rules   and
                                     regulations,   including   all   applicable
                                     Federal and state securities laws, rules and regulations.

                             Additionally, the Common Stock, when issued upon the exercise of an Option, will be subject to any other transfer restrictions, rights of first refusal and rights of repurchase set forth in or incorporated by reference into other applicable documents, including the Company's articles or certificate of incorporation, by-laws or generally applicable stockholders' agreements.

                             The Administrator may, in its sole discretion, take whatever additional actions it deems appropriate to comply with such restrictions and applicable laws, including placing legends on certificates and issuing stop-transfer orders to transfer agents and registrars.

TAX WITHHOLDING...........   The optionee must satisfy all  applicable  Federal,
                             state  and  local   income   and   employment   tax
                             withholding  requirements  before the Company  will
                             deliver stock  certificates upon the exercise of an
                             Option.  The  Company  may  decide to  satisfy  the
                             withholding    obligations    through    additional
                             withholding on salary or wages. If the Company does
                             not or cannot withhold from other compensation, the
                             optionee  must pay the  Company,  with a  cashier's
                             check or certified check, the full amounts required
                             by withholding.  Payment of withholding obligations
                             is  due at  the  same  time  as is  payment  of the
                             Exercise Price. If the Committee so determines, the
                             optionee  may  instead   satisfy  the   withholding
                             obligations by directing the Company to retain shares from the Option exercise, by tendering previously owned shares or by attesting to his ownership of shares (with the distribution of net shares).

TRANSFERS, ASSIGNMENTS, AND
 PLEDGES..................   Unless  the  Administrator  otherwise  approves  in
                             advance in writing,  an Option may not be assigned,
                             pledged  or  otherwise   transferred  in  any  way,
                             whether  by  operation  of  law  or  otherwise,  or
                             through   any   legal  or   equitable   proceedings
                             (including  bankruptcy),  by  the  optionee  to any
                             person,   except  by  will  or  by   operation   of
                             applicable  laws of descent  and  distribution.  If
                             Rule 16b-3 then applies to an Option,  the optionee
                             may not  transfer or pledge  shares of Common Stock
                             acquired  upon exercise of an Option until at least
                             six (6) months have  elapsed  from (but  excluding)
                             the  Date  of  Grant,   unless  the   Administrator
                             approves otherwise in advance in writing.


AMENDMENT OR TERMINATION OF
 PLAN AND OPTIONS.........   The Board may amend,  suspend or terminate the Plan
                             at any time,  without the consent of the  optionees
                             or their beneficiaries;  provided, however, that no
                             amendment  will deprive any optionee or beneficiary
                             of  any  previously  declared  Option.   Except  as
                             required  by  law  or  by  the  CORPORATE   CHANGES
                             section,  the  Administrator  may not,  without the
                             optionee's  or  beneficiary's  consent,  modify the
                             terms  and   conditions  of  an  Option  so  as  to
                             adversely   affect  the  optionee.   No  amendment,
                             suspension or termination of the Plan will, without the optionee's or beneficiary's consent, terminate or adversely affect any right or obligations under any outstanding Options.

PRIVILEGES OF
 STOCK OWNERSHIP...........  No  optionee  and no  beneficiary  or other  person claiming under or through such optionee will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued to such optionee.

EFFECT ON 1992
 OPTION  PLAN.............   No  additional  options  will be granted  under the
                             Forensic  Technologies   International  Corporation
                             1992 Stock Option Plan.

EFFECT ON OTHER PLANS.....   Whether exercising an Option causes the optionee to
                             accrue or receive additional benefits under any pension or other plan is governed solely by the terms of such other plan.

LIMITATIONS ON LIABILITY...  Notwithstanding  any other  provisions of the Plan, no individual acting as a director, employee or agent of the Company shall be liable to any optionee, former optionee, spouse, beneficiary or any other person for any claim, loss, liability or expense incurred in connection with the Plan, nor shall such individual be personally liable because of any contract or other instrument he executes in such other capacity. The Company will indemnify and hold harmless each director, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the FTI Board's approval) arising out of any act or omission to act concerning this Plan unless arising out of such person's own fraud or bad faith.

NO EMPLOYMENT CONTRACT....   Nothing  contained  in  this  Plan  constitutes  an
                             employment contract between the Company and the optionee. The Plan does not give the optionee any right to be retained in the Company's employ nor does it enlarge or diminish the Company's right to terminate the optionee's employment.

APPLICABLE LAW............   The laws of the State of  Maryland  (other than its
                             choice of law provisions) govern this Plan and its interpretation.

DURATION OF PLAN..........   Unless the FTI Board  extends the Plan's term,  the
                             Administrator may not grant Options after March 25,
                             2007.   The  Plan  will  then  terminate  but  will
                             continue  to  govern   unexercised   and  unexpired
                             Options.

APPROVAL OF SHAREHOLDERS...  The Plan must be submitted to the  shareholders  of the Company for their approval within 12 months after the Board of Directors of the Company adopts the Plan. The adoption of the Plan is conditioned upon the approval of the shareholders of the Company and failure to receive their approval will render the Plan and any outstanding options thereunder void and of no effect.

--------------------------------------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR PROPOSALS 1, 2, 3 AND 4.

1. Election of Class II Directors                NOMINEES:   Dennis  J.  Shaughnessy  and  George P. Stamas.

FOR all nominees        WITHHOLD AUTHORITY to    (INSTRUCTION:  To withhold  authority to
listed to the right     vote for all nominees    vote for any individual  nominee,  write
(except as marked to    listed to the right      each  such  nominee's  name in the space
the contrary)                                    below).

   [ ]                           [ ]             ------------------------------------------------------------

2.   To approve  the  amendment  to  3.   To approve, ratify and confirm  4.   Ratification  of Ernst & Young
     the Company's charter changing       the   amendment  of  the  1997       LLP   as    the    independent
     the name of the Company to FTI       Stock   Option   Plan  of  the       auditors of Company.
     Consulting, Inc.                     Company.
  FOR        AGAINST      ABSTAIN       FOR        AGAINST      ABSTAIN       FOR          AGAINST       ABSTAIN
  [ ]          [ ]          [ ]         [ ]          [ ]          [ ]         [ ]            [ ]            [ ]

5.   In   their   discretion,   the     Please sign exactly as name appears hereon. When shares are held by
     Proxies are authorized to vote     joint  tenants,   both  should  sign.  When  signing  as  attorney,
     FOR  such  other  business  as     executor,  administrator,  trustee,  or guardian,  please give full
     may  properly  come before the     title as such. If a  corporation,  please give full  corporate name
     meeting.                           and  have a duly  authorized  officer  sign,  stating  title.  If a partnership,  please sign in partnership name by authorized person.
                                        Dated: ------------------------------------------------------, 1998

                                        -------------------------------------------------------------------

                                        -------------------------------------------------------------------
                                                                     (Signature)

                                        -------------------------------------------------------------------
                                                             (Signature if held jointly)


           PLEASE VOTE, SIGN, DATE, AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION.

     The undersigned hereby appoints Joseph R. Reynolds, Jr. and James A. Flick, Jr. as attorneys and proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of common stock of Forensic Technologies International Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held May 20, 1998 and at any and all continuations and adjournments thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


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